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                                                                Exhibit 10.3

                              AMENDED AND RESTATED
                     FOUNDERS REGISTRATION RIGHTS AGREEMENT


        AGREEMENT, made as of the 9th day of August, 1995, by and among GEOTEL COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and those persons listed on Schedule I as Founders (the "Founders").

        WHEREAS, the Founders own shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"); and

        WHEREAS, the Company and certain of the Founders have previously entered into a Founders Registration Rights Agreement dated as of September 30, 1993 and an Amended and Restated Founders Registration Rights Agreement dated as of July 29, 1995 (collectively, the "Prior Agreement"); and

        WHEREAS, the Company and the Founders wish to enter into this Agreement in order to amend and restate in its entirety the Prior Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act (as defined below).

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Investors" shall mean, collectively, the purchasers of the Company's Series A Preferred Stock pursuant to that certain Stock Purchase Agreement dated as of September 30, 1993, the purchasers of the Company's Series B Preferred Stock pursuant to that certain Stock Purchase Agreement dated as of July 29, 1994 and the purchasers of the Company's Series C Preferred Stock pursuant to that certain Stock Purchase Agreement dated as of August 9, 1995.

                "Permitted Transfer" shall mean the sale, assignment or other transfer of any shares of Common Stock held by a Founder (a) by way of gift to any member of his family or to any trust for the benefit of any such family member or the Founder, or (b) by will or the laws of descent and distribution. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant, brother or sister.
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                "Permitted Transferee" shall mean any person or entity who shall have acquired and who shall hold shares of Common Stock pursuant to a Permitted Transfer.

                "Preferred Stock" shall mean, collectively, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

                "Registration Expenses" shall mean the expenses so described in
        Section 8.

                "Registrable Shares" shall mean all shares of Common Stock held by a Founder from time to time (whenever and however acquired), excluding shares of Common Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) publicly sold pursuant to Rule 144 under the Securities Act, or (c) sold, assigned or otherwise transferred to a person who is not a Permitted Transferee.

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Selling Expenses" shall mean the expenses so described in
        Section 8.

                "Series A Preferred Stock" shall mean the Series A Convertible Participating Preferred Stock, $.01 par value per share, of the Company.

                "Series B Preferred Stock" shall mean the Series B Convertible Participating Preferred Stock, $.01 par value per share, of the Company.

        "Series C Preferred Stock" shall mean the Series C Convertible Participating Preferred Stock, $.01 par value per share, of the Company.

        2. Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, Form S-8, their respective successor forms, or another form not available for registering the Registrable Shares for sale to the public), each such time it will give written notice to all holders of outstanding Registrable Shares of its intention so to do. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Registrable Shares (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company all to the extent requisite to permit the sale or other disposition by the holder (in accordance

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with its written request) of such Registrable Shares so registered. In the event that any registration pursuant to this Section 2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Common Stock to be included in such an underwriting by the Founders may be reduced (pro rata among the Founders based upon the number of shares of Common Stock owned by the Founders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein.

        In addition, if the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company shall include in such registration statement the maximum amount of such securities (including Registrable Shares) (the "Maximum Amount") that the underwriter considers saleable in accordance with the following order of priority: (x) first the securities the Company proposes to register for its own account; (y) second, provided that the aggregate number of securities to be included pursuant to clause (x) is less than the Maximum Amount, the securities to be included in such registration statement on behalf of the Investors until the aggregate net proceeds received or to be received by the Investors from the conversion of their Preferred Stock or sale to the public of any Common Stock (including proceeds to be received in connection with the requested registration at issue) equals the sum of (i) $3,300,000 plus a return thereon from the original issue date of the Series A Preferred Stock through the date of such registration of 20% per annum, compounded annually, (ii) $4,557,600 plus a return thereon from the original issue date of the Series B Preferred Stock through the date of such registration of 20% per annum, compounded annually, and (iii) $4,000,000 plus a return thereon from the original issue date of the Series C Preferred Stock through the date of such registration of 20% per annum, compounded anually, and (y) third, provided that the aggregate number of securities to be included pursuant to clauses (x) and (y) is less than the Maximum Amount, the remaining securities requested to be included (including Registrable Shares), on a pro rata basis among the holders of Registrable Shares and other securities according to the number of Registrable Shares and other securities each such holder requested to be included in such registration (excluding for the purposes of such allocation, those securities already included in the registration pursuant to clause (y)).

        Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the holders of Registrable Shares (other than as provided in Section 5).

        3. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company will, as expeditiously as possible:

              (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and

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remain effective for the period of the distribution contemplated thereby
(determined as hereinafter provided);

                (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                (c) furnish to each seller of Registrable Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such registration statement;

                (d) use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                (e) use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed; and

                (f) immediately notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

        For purposes of Section 3(a) and 3(b), the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares covered thereby and 90 days after the effective date thereof.

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        In connection with each registration hereunder, the sellers of
Registrable Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

        In connection with each registration pursuant to Section 2 covering an underwritten public offering, the Company and each selling holder of Registrable Shares agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

        5.    Expenses. All expenses incurred by the Company in complying with
Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Registrable Shares, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Shares are called "Selling Expenses".

        The Company will pay all Registration Expenses in connection with each registration statement under Section 3. All Selling Expenses in connection with each registration statement under Section 2 shall be borne by the participating sellers in proportion to the number of Registrable Shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

        6. Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2, the Company will indemnify and hold harmless each seller of Registrable Shares thereunder, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (x) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (y) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) arise out or are based upon any violation or alleged violation by the Company of the Securities Act or the Exchange Act or any state securities laws or any

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regulation promulgated under any of them, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                (b) In the event of a registration of any Registrable Shares under the Securities Act pursuant to Section 2, each seller of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Shares covered by such registration statement.

                (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any

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liability which it may have to such indemnified party other than under this
Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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        7.    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

              (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) furnish to each holder of Registrable Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Shares without registration.

        8. Representations and Warranties of the Company. The Company represents and warrants to the Founders as follows:

              (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

              (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

        9.    Miscellaneous.

              (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Shares), whether so expressed or not; provided, however, that registration rights conferred

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herein on the Founders shall only inure to the benefit of the Founders and their respective Permitted Transferees.

                (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telecopied or sent by other facsimile method addressed as follows:

                if to the Company or any other party hereto, at the address of such party set forth on Schedule I hereto or the most recent address as is shown on the stock records of the Company;

                if to any subsequent holder of Registrable Shares, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Shares) or to the holders of Registrable Shares (in the case of the Company) in accordance with the provisions of this paragraph.

                (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                (d) This Agreement amends and restates in its entirety the Prior Agreement and supersedes the Prior Agreement. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding Registrable Shares. The Founders and the Company acknowledge that the Investors are third party beneficiaries to the provisions set forth in the second paragraph of Section 2 and, therefore, no amendment or waiver of the provisions of such paragraph shall be valid without the consent of those Investors who hold a majority of the shares of Preferred Stock (together with the shares of Common Stock issued upon conversion thereof).

                (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (f) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Registrable Shares who is a party to this Agreement shall agree not to sell publicly any Registrable Shares or any other shares of Common Stock (other than Registrable Shares or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 90 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall


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also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 9(f).

                (g) Notwithstanding the provisions of Section 3(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                                   * * * * * *
        IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                       COMPANY:

                                       GEOTEL COMMUNICATIONS CORPORATION

                                       By: /s/ JOHN C. THIBAULT
                                           _____________________________
                                         Name: John C. Thibault
                                         Title:


                                       FOUNDERS:

                                       /s/ G. WAYNE ANDREWS
                                       _____________________
                                       G. Wayne Andrews

                                       /s/ JOHN C. THIBAULT
                                       _____________________
                                       John C. Thibault

                                       /s/ STEVEN WEBBER
                                       _____________________
                                       Steven Webber


                                   Schedule I


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                                    Founders


Name and Address
----------------

G. Wayne Andrews
21 Oak Hill Drive
Amherst, NH 03031


John R. Hart
1042 Farmington Avenue
West Hartford, CT 06107


John C. Thibault
4 Ashley Road
Southborough, MA  01772


Steven Webber
48 Hemlock Drive
Groton, MA 01450


                                     Company


Geotel Communications Corporation
25 Porter Road
Littleton, MA  01469






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